UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 12, 2019

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii

(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the

Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The attached Letter to HEI Shareholders and HEI Fact Sheet entitled “Delivering Value to Customers, Communities and Shareholders” were sent to certain investors and stakeholders and posted on the Investor Relations page of HEI’s website.

The Letter to HEI Shareholders is furnished as Exhibit 99.1 and the HEI Fact Sheet is furnished as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Letter to HEI Shareholders dated November 12, 2019

Exhibit 99.2	HEI Fact Sheet, “Delivering Value to Customers, Communities and Shareholders.”

The information furnished in connection with this current report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)
/s/ Gregory C. Hazelton
Gregory C. Hazelton
Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: November 13, 2019

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Letter to HEI Shareholders dated November 12, 2019
Exhibit 99.2	HEI Fact Sheet, “Delivering Value to Customers, Communities and Shareholders.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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